                                                                    Exhibit 10.5


                               VOTING AGREEMENT
                               ----------------


          THIS VOTING AGREEMENT (this "Agreement") is made as of the 20th day of September, 2000 by and between SAFLINK Corporation, a Delaware corporation ("SAFLINK"), and the person or entity whose name appears on the signature page hereto ("Stockholder").

          WHEREAS, Stockholder owns the number of shares of Jotter Technologies Inc. ("Company") capital stock, set forth on the signature page hereto (all of such shares now owned and which may hereafter be acquired by Stockholder from any source prior to the termination of this Agreement, the "Company Shares");

          WHEREAS, SAFLINK and the Company have entered into that certain Agreement and Plan of Reorganization among SAFLINK, Company and certain shareholders of the Company of even date herewith (the "Merger Agreement") pursuant to which a subsidiary of SAFLINK ("Merger Subsidiary") will be merged with and into Jotter (the "Merger") (capitalized terms used and not defined herein have the respective meaning ascribed to them in the Merger Agreement); and

          WHEREAS, as an inducement and a condition to entering into the Merger Agreement, SAFLINK has required that Stockholder agree, and Stockholder has agreed, to enter into this Agreement.

          NOW THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

          1.   Definitions. For purposes of this Agreement, "Person" shall mean
               -----------
 an individual, corporation, partnership, joint venture, association, trust, unincorporated organization or other entity. "Beneficial ownership," "beneficially own" and similar terms shall refer to beneficial ownership within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended, and Rule 13 d-3 thereunder.

          2.   Provisions Concerning the Company Shares. During the period
               ----------------------------------------
 commencing on the date hereof and continuing until the first to occur of the Effective Time or termination of the Merger Agreement in accordance with its terms, Stockholder agrees that Stockholder shall, at any meeting of the holders of Company Shares, however called, or in connection with any written consent of the holders of Company Shares, vote (or cause to be voted) the Company Shares (if any) then held of record or beneficially owned by such Stockholder, (a) in favor of the Merger, the execution and delivery by Company of the Merger Agreement and the Plan of Merger and the approval of the terms thereof and each other action contemplated by the Merger Agreement and this Agreement and any actions required in furtherance thereof and hereof and (b) against any action or agreement that would result in a breach in any material respect of any covenant, representation or warranty of Company under the Merger Agreement. Stockholder

                                       1
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 agrees not to enter into any agreement or understanding with any Person the effect of which would be inconsistent or violative of the provisions and agreements contained in this Section 2.

          Stockholder, in furtherance of the transactions contemplated hereby and by the Merger Agreement, and in order to secure the performance of Stockholder's duties under this Agreement, shall concurrently with the execution of this Agreement execute and deliver to SAFLINK an irrevocable proxy, substantially in the form of Exhibit A hereto, and irrevocably appoint
                                     ---------
 SAFLINK or its designees, with full power of substitution, its attorney, agent and proxy to vote (or cause to be voted) or, if applicable, to give consent with respect to, all of the Company Shares in the manner, and with respect to the matters, set forth above. Stockholder acknowledges that the proxy executed and delivered by it shall be coupled with an interest, shall constitute, among other things, an inducement for SAFLINK to enter into the Merger Agreement and the Plan of Merger, shall be irrevocable and binding on any successor in interest of Stockholder and shall not be terminated by operation of law upon the occurrence of any event, including, without limitation, the death or incapacity of Stockholder. Such proxy shall operate to revoke and render void any prior proxy as to the Company Shares heretofore granted by Stockholder. Such proxy shall terminate upon the first to occur of the Effective Time or termination of the Merger Agreement in accordance with its terms (the "Expiration Date"). Stockholder shall promptly cause to be delivered to SAFLINK an additional proxy in the form attached hereto as Exhibit A executed on behalf of the record owner of any outstanding capital stock of Company that Stockholder owned beneficially (but not of record).

          3.   Covenants, Representations and Warranties of Stockholder.
               --------------------------------------------------------
 Stockholder hereby represents and warrants to and agrees with SAFLINK as follows:

          (a)  Ownership of Company Shares. Stockholder is the record and
               ---------------------------
 beneficial owner of the Company Shares set forth on the signature page hereto. On the date hereof, Stockholder's Company Shares constitute all of the capital stock of Company that Stockholder has the right to vote with respect to the transactions contemplated by the Merger Agreement. Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Section 2 hereof, sole power of disposition, sole power of conversion, sole power to demand dissenter's rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of Stockholder's Company Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement.

          (b)  Power; Binding Agreement. Stockholder has the legal capacity,
               ------------------------
 power and authority to enter into and perform all of its obligations under this Agreement. The execution, delivery and performance of this Agreement by Stockholder will not violate any other agreement to which the Stockholder is a party including, without limitation, any voting agreement, proxy arrangement, pledge agreement, shareholders' agreement or voting trust. This Agreement has been duly and validly executed and delivered by Stockholder and constitutes a valid and binding agreement of Stockholder, enforceable against Stockholder in accordance with its terms. There is no beneficiary or holder of a voting trust certificate or other interest of any trust of which Stockholder is a trustee whose consent is required for the execution and delivery of this Agreement or the consummation by Stockholder of the transactions contemplated hereby.

          (c)  No Conflicts. None of the execution and delivery of this
               ------------
 Agreement by Stockholder, the consummation by Stockholder of the transactions contemplated hereby

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

 or compliance by Stockholder with any of the provisions hereof will (i) conflict with or result in any breach of any applicable organizational documents applicable to Stockholder, (ii) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, modification or acceleration (herein collectively, a "Default")) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which Stockholder is a party or by which Stockholder or any of its properties or assets may be bound, (iii) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to Stockholder or any of its properties or assets or (iv) require any filing with, authorization, consent or approval of (herein collectively, a "Consent"), any state or federal authority; which Default or violation or the failure to obtain any Consent, in the case of clauses (ii),
 (iii) and (iv) above, would have a material adverse effect on the ability of Stockholder to perform Stockholder's obligations hereunder.

          (d)  No Encumbrances. Except as permitted by this Agreement, the
               ---------------
 Company Shares of Stockholder and the certificates representing such Company Shares are now, and at all times during the term hereof will be, held by Stockholder, or by a nominee or custodian for the benefit of Stockholder, free and clear of all liens, claims, security interests, proxies, voting trusts or agreements, understandings or arrangements or any other encumbrances whatsoever, except for any such encumbrances or proxies arising hereunder.

          (e)  No Solicitation. Stockholder shall not, directly or indirectly,
               ---------------
 solicit (including by way of furnishing information), initiate, facilitate or respond to any inquiries or the making of any proposal or offer by any Person (other than the Company or any affiliate of the Company) concerning any merger, consolidation, business combination, tender offer, exchange offer, sale of assets, sale of Company Shares or capital stock or debt securities or similar transactions involving Company (or any subsidiary, division or operating or principal business unit of Company), or enter into any agreement, arrangement or understanding with respect to such a transaction. Stockholder further agrees that, if Stockholder receives any such inquiry or proposal, then Stockholder shall promptly inform the Company of the existence thereof and the nature of the inquiry or terms of the proposal, in each case in reasonable detail; and Stockholder will immediately cease (and will ensure that his or her Representatives cease) and cause to be terminated any existing activities, discussions or negotiations with any parties conducted heretofore with respect to any of the foregoing.

          (f)  Non-Interference. Stockholder shall not, directly or indirectly,
               ----------------
 take any action that would make any representation or warranty of Stockholder contained herein untrue or incorrect or have the effect of preventing or disabling Stockholder from performing its obligations under this Agreement.

          (g)  Reliance by SAFLINK. Stockholder understands and acknowledges
               -------------------
 that SAFLINK is entering into the Merger Agreement in reliance upon Stockholder's execution and delivery of this Agreement.

          (h)  Waiver of Appraisal Rights. Stockholder hereby irrevocably and
               --------------------------
 unconditionally waives, and agrees to cause to be waived and to prevent the exercise of, any rights of appraisal, any dissenter's rights and any similar rights relating to the Merger or any related transaction that

 Stockholder or any other Person may have by virtue of Stockholder's beneficial or record ownership of any shares of Company capital stock.

          4.   Covenants, Representations and Warranties of SAFLINK. SAFLINK
               ----------------------------------------------------
 hereby represents and warrants to each Stockholder as follows:

          (a)  Power; Binding Agreement. SAFLINK has the corporate power and
               ------------------------
 authority to enter into and perform all of its obligations under this Agreement. The execution, delivery and performance of this Agreement by SAFLINK will not violate any other agreement to which it is a party. This Agreement has been duly and validly executed and delivered by SAFLINK and constitutes a valid and binding agreement of SAFLINK, enforceable against SAFLINK in accordance with its terms.

          (b)  No Conflicts. None of the execution and delivery of this
               ------------
 Agreement by SAFLINK, the consummation by SAFLINK of the transactions contemplated hereby or compliance by SAFLINK with any of the provisions hereof shall (i) conflict with or result in any breach of any applicable organizational documents applicable to SAFLINK, (ii) result in a violation or breach of, or constitute (with or without notice or lapse of time or both) a default (or give rise to any third party right of termination, cancellation, material modification or acceleration) under any of the terms, conditions or provisions of any note, loan agreement, bond, mortgage, indenture, license, contract, commitment, arrangement, understanding, agreement or other instrument or obligation of any kind to which SAFLINK is a party or by which SAFLINK or any of its properties or assets may be bound, (iii) violate any order, writ, injunction, decree, judgment, order, statute, rule or regulation applicable to SAFLINK or any of its properties or assets or (iv) require any filing with, authorization, consent or approval of, any state or federal authority, except as set forth in the Merger Agreement.

          5.   Further Assurances. From time to time, at SAFLINK's request and
               ------------------
 without further consideration, Stockholder shall execute and deliver such additional documents and take all such further lawful action as may be necessary or desirable to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement.

          6.   Stop Transfer. Stockholder agrees that it shall not request that
               -------------
 Company or any other Person register the transfer (by book-entry or otherwise) of any certificate or uncertificated interest representing any of Stockholder's Company Shares, unless such transfer is made in compliance with this Agreement and unless the transferee agrees in writing, in form and substance satisfactory to SAFLINK, to be bound by the provisions hereof for the benefit of SAFLINK.

          7.   Termination. This Agreement shall terminate upon the earlier to
               -----------
 occur of (a) the termination of the Merger Agreement in accordance with its terms, (b) the written agreement of the parties hereto to terminate this Agreement, or (c) the Effective Time of the Merger.

          8.   Confidentiality. Stockholder recognizes that successful
               ---------------
 consummation of the transactions contemplated by this Agreement may be dependent upon confidentiality with respect to the matters referred to herein. In this connection, pending public disclosure thereof, each Stockholder agrees that Stockholder shall not, and Stockholder shall use its best efforts to cause its Representatives not to, disclose or discuss such matters with anyone not a party to this Agreement (other than Stockholder's Representatives, if any) without the prior written consent of SAFLINK, except for disclosures which Stockholder's counsel advises are necessary in order to fulfill Stockholder's obligations imposed by law, in which event Stockholder shall give prior notice of such disclosure to SAFLINK as promptly as practicable and in any event prior to the time any such disclosure is made.

          9.   Miscellaneous.
               -------------

          (a)  Entire Agreement. Except as otherwise provided herein or in the
               ----------------
 Merger Agreement, this Agreement contains the entire understanding of the parties with respect to the matters covered herein and supersedes all prior agreements and understandings, written or oral, between the parties relating to the subject matter hereof.

          (b)  Binding Agreement. This Agreement and the obligations hereunder
               -----------------
 shall attach to the Company Shares and shall be binding upon any Person to which record or beneficial ownership of such Company Shares shall pass, whether by operation of law or otherwise. Notwithstanding any transfer of Company Shares, the transferor shall remain liable for the performance of all obligations under this Agreement of the transferor.

          (c)  Assignment. This Agreement shall not be assignable by operation
               ----------
 of law or otherwise without the prior written consent of the other parties, provided that SAFLINK may assign, in its sole discretion, its rights and obligations hereunder to any wholly-owned direct or indirect subsidiary of SAFLINK.

          (d)  Amendments, Waivers, Etc. This Agreement may not be amended,
               ------------------------
 changed, supplemented, waived or otherwise modified or terminated, except upon the execution and delivery of a written agreement executed by the parties hereto.

          (e)  Notices. Unless otherwise provided, any notice, request, demand
               -------
 or other communication required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, or when sent by telecopier (with receipt confirmed), or overnight courier service, or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed as follows (or at such other address as a party may designate by notice to the other):

          If to SAFLINK:

 SAFLINK Corporation
 18650 N.E. 67/th/ Court
 Suite 210
 Redmond, WA 98052
 Attention: Chief Financial Officer
 Telecopier: (425) 497-1778

          with a copy to:

 Baker & McKenzie
 815 Connecticut Ave., N.W.
 Washington, D.C. 20006
 Attention: Thomas J. Egan, Jr., Esq.
 Telecopier: (202) 452-7074

          If to the Stockholder, to the address set forth on the signature page hereto.

          (f)  Severability. If one or more provisions of this Agreement are
               ------------
 held to be unenforceable, invalid or void by a court of competent jurisdiction, such provision shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

          (g)  Specific Performance. Each of the parties hereto recognizes and
               --------------------
 acknowledges that a breach by it of any covenants or agreements contained in this Agreement will cause the other party to sustain damages for which it would not have an adequate remedy at law for money damages, and, therefore, in the event of any such breach, the aggrieved party shall be entitled to the remedy of specific performance of such covenants and agreements and injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

          (h)  Remedies Cumulative. All rights, powers and remedies provided
               -------------------
 under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise of any right, power or remedy by any party shall not preclude the simultaneous or later exercise of any other right, power or remedy by such party.

          (i)  No Waiver. The observance of any term of this Agreement may be
               ---------
 waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the party against whom such waiver is sought to be enforced. No waiver by either party of any default with respect to any provision, condition or requirement hereof shall be deemed to be a continuing waiver in the future thereof or a waiver of any other provision, condition or requirement hereof; nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

          (j)  No Third Party Beneficiaries. This Agreement is not intended to
               ----------------------------
 be for the benefit of, and shall not be enforceable by, any Person that is not a party hereto.

          (k)  Governing Law. This Agreement shall be governed and construed in
               -------------
 accordance with the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

          (l)  Titles and Subtitles. The titles and subtitles used in this
               --------------------
 Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. Any reference in this Agreement to a statutory provision or rule or regulation promulgated thereunder shall be deemed to include any similar successor statutory provision or rule or regulation promulgated thereunder.

          (m)  Counterparts. This Agreement may be executed in two or more
               ------------
 counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the
          ------------------
date first above written.

                                   SAFLINK Corporation

                                   By: /s/ James W. Shepperd
                                       ---------------------
                                   Name: James W. Shepperd
                                   Title: Chief Financial Officer


                                   /s/ Glenn  Argenbright
                                   ---------------------------
                                   Glenn Argenbright, an individual


                                   _______________________________


                                   Address:  9595 Harbour Bay Place
                                             Elk Grove, California 95758

                                   Shares Beneficially Owned (indicate class or series of stock and manner held, if not record owner):

                                   77,564 Jotter Options
                                   150,000 Jotter Warrants

                                   /s/ Robert Smibert
                                   ------------------
                                   -------------------------------
                                   Robert Smibert, an individual

                                   Address:  9119 82/nd/ Avenue, Suite 300
                                             Edmonton, Alberta T6C 0Z4


                                   Shares Beneficially Owned (indicate class or series of stock and manner held, if not record owner):

                                   1,812,500


                                   /s/ Jodie Tessier
                                   -----------------
                                   JodieTessier, an individual

                                   Address:  9119 82/nd/ Avenue, Suite 300
                                             Edmonton, Alberta T6C 0Z4

                                   Shares Beneficially Owned (indicate class or series of stock and manner held, if not record owner):

                                   1,819,022

                                   /s/ Kenneth J. Wilton
                                   ---------------------
                                   Kenneth J. Wilton, an individual

                                   Address:  4222 East Brown Road #29
                                             Mesa, Arizona 85205

                                   Shares Beneficially Owned (indicate class or series of stock and manner held, if not record owner):

                                   1,592,500

                                   /s/ Judy Wilton
                                   ---------------
                                   Judy Wilton, an individual

                                   Address:  4222 East Brown Road #29
                                             Mesa, Arizona 85205

                                   Shares Beneficially Owned (indicate class or series of stock and manner held, if not record owner):

                                   1,612,500


                                   Virgin Technologies Inc.


                                   By: /s/ Robert Smibert
                                       ------------------
                                   Name: Robert Smibert
                                   Its President

                                   Address:  73 - 52306 RR 212
                                             Sherwood Park, Alberta T8G 1A9


                                   Shares Beneficially Owned (indicate class or series of stock and manner held, if not record owner):

                                   6,522

                                   K & J Wilton Limited Partnership

                                   By: /s/ Ken Wilton
                                       --------------
                                   Name: Ken Wilton
                                   Its President, KJ WILTON Inc.

                                   Its General Partner

                                   Address:  4222 East Brown Road #29
                                             Mesa, Arizona 85205

                                   Shares Beneficially Owned (indicate class or series of stock and manner held, if not record owner):

                                   396,000

                                   KJWILTON, INC.


                                   By: /s/ Ken Wilton
                                       --------------
                                   Name: Ken Wilton
                                   Its   President

                                   Address:  4222 East Brown Road #29
                                             Mesa, Arizona 85205

                                   Shares Beneficially Owned (indicate class or series of stock and manner held, if not record owner):

                                   4,000


                                   Ken and Judy Wilton JT ROS


                                   By: /s/ Ken and Judy Wilton
                                       -----------------------
                                       Name:
                                       Its

                                   Address:  4222 East Brown Road #29
                                             Mesa, Arizona 85205


                                   Shares Beneficially Owned (indicate class or series of stock and manner held, if not record owner):

                                   52,176



                     [SIGNATURE PAGE TO VOTING AGREEMENT]

                                   EXHIBIT A


                               Irrevocable Proxy

          In order to secure the performance of the duties of the undersigned pursuant to the Voting Agreement, dated as of ___________, 2000 (the "Voting Agreement"), between the undersigned and SAFLINK Corporation, a Delaware corporation (the "SAFLINK"), a copy of such agreement being attached hereto and incorporated by reference herein, the undersigned hereby irrevocably appoints Jeffery P. Anthony and James W. Shepperd, and each of them, the attorneys, agents and proxies, with full power of substitution in each of them, for the undersigned, and in the name, place and stead of the undersigned, to vote (or cause to be voted) or, if applicable, to give consent, in such manner as each such attorney, agent and proxy or his/her substitute shall in his/her sole discretion deem proper to record such vote (or consent) in the manner, and with respect to the matters, set forth in Section 2 of the Voting Agreement with respect to all shares of common stock, par value $0.01 per share (collectively, the "Shares"), of Jotter Technologies Inc. (the "Company"), which the undersigned is or may be entitled to vote at any meeting of Company held after the date hereof, whether annual or special and whether or not an adjourned meeting, or, if applicable, to give written consent with respect thereto. This Proxy is coupled with an interest, shall be irrevocable and binding on any successor in interest of the undersigned and shall not be terminated by operation of law upon the occurrence of any event, including, without limitation, the death or incapacity of the undersigned. This Proxy shall operate to revoke and render void any prior proxy as to the Shares heretofore granted by the undersigned, and the undersigned agrees that no subsequent proxies will be given by the undersigned with respect to any of the Shares. This Proxy shall terminate upon the Expiration Date (as defined in the Voting Agreement). If any provision of this proxy or any part of such provision is held to be invalid or unenforceable in any circumstances and in any jurisdiction, then (a) such provision or part thereof shall, with respect to such circumstance and jurisdiction, be deemed amended to conform to applicable law so as to be valid and enforceable to the fullest extent possible, and (b) the invalidity or unenforceability of such provision or part of a provision under such circumstances and in such jurisdiction shall not affect the validity or enforceability (i) of such provision or part thereof under any other circumstance or in any other jurisdiction, (ii) of the remainder of such provision or (iii) of any other provision of this proxy.

 Dated:

 September __, 2000


                                              By:   _________________________
                                              Name: _________________________
                                              Title:_________________________

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